Exhibit 10.1


                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------

     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") dated as of July 28, 2004, by and among PROVECTUS PHARMACEUTICALS, INC., a Nevada corporation (the "Company"), and the Buyers listed on Schedule I attached hereto (individually, a "Buyer" or collectively "Buyers").


                                   WITNESSETH:
                                   -----------

     WHEREAS, the Company and the Buyer(s) are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to
Section 4(2) and/or Rule 506 of Regulation D ("Regulation D") as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase Seven Hundred Fifty Thousand Dollars ($750,000) of secured convertible debentures (the "Convertible Debentures"), which shall be convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock") (as converted, the "Conversion Shares"), of which Three Hundred Seventy Five Thousand Dollars ($375,000) shall be funded within five (5) business days hereof (the "First Closing") and Three Hundred Seventy Five Thousand Dollars ($375,000) shall be funded within five (5) business days after the filing of a registration statement (the "Registration Statement") pursuant to the Investor Registration Rights Agreement of even date herewith, with the United States Securities and Exchange Commission (the "SEC") (the "Second Closing") (collectively referred to as the "Closings"), for a total purchase price of Seven Hundred Fifty Thousand Dollars ($750,000) (the "Purchase Price") in the respective amounts set forth opposite each Buyer(s) name on Schedule I (the "Subscription Amount"); and

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit A (the "Investor Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated there under, and applicable state securities laws; and

     WHEREAS, the aggregate proceeds of the sale of the Convertible Debentures contemplated hereby shall be held in escrow pursuant to the terms of an escrow agreement substantially in the form of the Escrow Agreement attached hereto as Exhibit B.

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering Irrevocable Transfer Agent Instructions substantially in the form attached hereto as Exhibit C (the "Irrevocable Transfer Agent Instructions").

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Security Agreement substantially in the form attached hereto as Exhibit D (the "Security Agreement") pursuant to which the Company has agreed to provide the Buyer a security interest in Pledged Collateral (as this term is defined in the Security Agreement dated the date hereof) to secure Company's obligations under this Agreement, the Convertible Debenture, the Investor Registration Rights Agreement, the Irrevocable Transfer Agent Instructions, the Security Agreement or any other obligations of the Company to the Buyer; and

     NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Buyer(s) hereby agree as follows:

     1.  PURCHASE AND SALE OF CONVERTIBLE DEBENTURES.

          (a) Purchase of Convertible Debentures. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, each Buyer agrees, severally and not jointly, to purchase at Closing (as defined herein below) and the Company agrees to sell and issue to each Buyer, severally and not jointly, at Closing, Convertible Debentures in amounts corresponding with the Subscription Amount set forth opposite each Buyer's name on Schedule I hereto. Upon execution hereof by a Buyer, the Buyer shall wire transfer the Subscription Amount set forth opposite his name on
     Schedule I in same-day funds or a check payable to "Butler Gonzalez LLP, as Escrow Agent for Provectus Pharmaceuticals, Inc./Cornell Capital Partners, LP", which Subscription Amount shall be held in escrow pursuant to the terms of the Escrow Agreement (as hereinafter defined) and disbursed in accordance therewith. Notwithstanding the foregoing, a Buyer may withdraw his Subscription Amount and terminate this Agreement as to such Buyer at any time after the execution hereof and prior to Closing (as hereinafter defined).

          (b) Closing Date. The First Closing of the purchase and sale of the Convertible Debentures shall take place on or before the fifth (5th) business day following the date hereof, subject to notification of satisfaction of the conditions to the First Closing set forth herein and in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer(s)) (the "First Closing Date") and the Second Closing of the purchase and sale of the Convertible Debentures shall take place on or before the fifth (5th) business day after the Registration Statement is filed with the SEC, subject to notification of satisfaction of the conditions to the Second Closing set forth herein and in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer(s)) (the "Second Closing Date") (collectively referred to a the "Closing Dates"). The Closings shall occur on the respective Closing Dates at the offices of Butler Gonzalez, LLP, 1418 Morris Avenue, Suite 207, Union, NJ 07083 (or such other place as is mutually agreed to by the Company and the Buyer(s)).

          (c) Escrow Arrangements; Form of Payment. Upon execution hereof by Buyer(s) and pending the Closings, the aggregate proceeds of the sale of the Convertible Debentures to Buyer(s) pursuant hereto shall be deposited in a non-interest bearing escrow account with Butler Gonzalez LLP, as escrow agent (the "Escrow Agent"), pursuant to the terms of an escrow agreement between the Company, the Buyer(s) and the Escrow Agent in the form attached hereto as Exhibit B (the "Escrow Agreement"). Subject to the satisfaction of the terms and conditions of this Agreement, on the Closing


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

     Dates, (i) the Escrow Agent shall deliver to the Company in accordance with the terms of the Escrow Agreement such aggregate proceeds for the Convertible Debentures to be issued and sold to such Buyer(s), minus a structuring fee of $10,000 to the Buyer pursuant to Section 4(g) hereof, the ten percent (10%) discount referenced in Section 4(g) hereof, and $10,000 to the Buyer pursuant to Section 12.4 of the Standby Equity Distribution Agreement, all of which shall be paid directly from the proceeds of the First Closing, all by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and (ii) the Company shall deliver to each Buyer, Convertible Debentures which such Buyer(s) is purchasing in amounts indicated opposite such Buyer's name on Schedule I, duly executed on behalf of the Company.

     2.  BUYER'S REPRESENTATIONS AND WARRANTIES.

     Each Buyer represents and warrants, severally and not jointly, that:

          (a) Investment Purpose. Each Buyer is acquiring the Convertible Debentures and, upon conversion of Convertible Debentures, the Buyer will acquire the Conversion Shares then issuable, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer reserves the right to dispose of the Conversion Shares at any time in accordance with or pursuant to an effective registration statement covering such Conversion Shares or an available exemption under the 1933 Act.

          (b) Accredited Investor Status. Each Buyer is an "Accredited Investor" as that term is defined in Rule 501(a)(3) of Regulation D.

          (c) Reliance on Exemptions. Each Buyer understands that the Convertible Debentures are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.

          (d) Information. Each Buyer and its advisors (and his or, its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information he deemed material to making an informed investment decision regarding his purchase of the Convertible Debentures and the Conversion Shares, which have been requested by such Buyer. Each Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. Each Buyer understands that its investment in the Convertible Debentures and the Conversion Shares involves a high degree of risk. Each Buyer is in a position regarding the Company, which, based upon economic bargaining power, enabled and enables such Buyer to obtain information from the Company in order to evaluate the merits and risks of this investment. Each Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Convertible Debentures and the Conversion Shares.

          (e) No Governmental Review. Each Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Convertible Debentures or the Conversion Shares, or the fairness or suitability of the investment in the Convertible Debentures or the Conversion Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Convertible Debentures or the Conversion Shares.

          (f) Transfer or Resale. Each Buyer understands that except as provided in the Investor Registration Rights Agreement: (i) the Convertible Debentures have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144 under the 1933 Act (or a successor rule thereto) ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and
     (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Company reserves the right to place stop transfer instructions against the shares and certificates for the Conversion Shares.

          (g) Legends. Each Buyer understands that the certificates or other instruments representing the Convertible Debentures and or the Conversion Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

     The legend set forth above shall be removed and the Company within two (2) business days shall issue a certificate without such legend to the holder of the Conversion Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) in connection with a sale transaction, provided the Conversion Shares are registered under the 1933 Act or (ii) in connection with a sale transaction, after such holder provides the Company with an opinion of counsel, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Conversion Shares may be made without registration under the 1933 Act.

          (h) Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

          (i) Receipt of Documents. Each Buyer and his or its counsel has received and read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein, the Security Agreement, the Investor Registration Rights Agreement, the Escrow Agreement, and the Irrevocable transfer Agent Instructions; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; (iii) the Company's Form 10-KSB for the fiscal year ended June 30, 2003; (iv) the Company's Form 10-QSB for the fiscal quarter ended March 31, 2004 and (v) answers to all questions each Buyer submitted to the Company regarding an investment in the Company; and each Buyer has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

          (j) Due Formation of Corporate and Other Buyers. If the Buyer(s) is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Convertible Debentures and is not prohibited from doing so.

          (k) No Legal Advice From the Company. Each Buyer acknowledges, that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. Each Buyer is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

     3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to each of the Buyers that, except as set forth in the SEC Documents (as defined herein):


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

     (a) Organization and Qualification. The Company and its subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

     (b) Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Security Agreement, the Investor Registration Rights Agreement, the Escrow Agreement, the Irrevocable Transfer Agent Instructions, and any related agreements, and to issue the Convertible Debentures and the Conversion Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Security Agreement, the Investor Registration Rights Agreement, the Escrow Agreement, the Irrevocable Transfer Agent Instructions (as defined herein) and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Convertible Debentures the Conversion Shares and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion or exercise thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement, the Security Agreement, the Investor
Registration Rights Agreement, the Escrow Agreement, the Irrevocable Transfer Agent Instructions and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Security Agreement, the Investor Registration Rights Agreement, the Escrow Agreement, the Irrevocable Transfer Agent Instructions and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies. The authorized officer of the Company executing this Agreement, the Security Agreement, the Investor Registration Rights Agreement, the Escrow Agreement, the Irrevocable Transfer Agent Instructions and any related agreements knows of no reason why the Company cannot file the registration statement as required under the Investor Registration Rights Agreement or perform any of the Company's other obligations under such documents.

     (c) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, par value $0.001 per share and 25,000,000 shares of Preferred Stock. As of July 22, 2004, there were 14,555,446 shares of Common Stock, and no Preferred Stock issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in the SEC Documents (as defined in Section 3(f)), no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in the SEC Documents and except


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

for the securities to be issued pursuant to that certain Securities Purchase Agreement dated June 25, 2004 between the Company and certain accredited investors, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement); there are no outstanding registration statements; and there are no outstanding comment letters from the SEC or any other regulatory agency, in each case except as listed on Schedule 3(c) hereto. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Convertible Debentures as described in this Agreement. The Company has furnished to the Buyer true and correct copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "Articles of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto other than stock options issued to employees and consultants.

     (d) Issuance of Securities. The Convertible Debentures are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, are free from all taxes, liens and charges with respect to the issue thereof. The Conversion Shares issuable upon conversion of the Convertible Debentures have been duly authorized and reserved for issuance. Upon conversion or exercise in accordance with the Convertible Debentures the Conversion Shares will be duly issued, fully paid and nonassessable.

     (e) No Conflicts. Except as disclosed in the SEC Documents, the execution, delivery and performance of this Agreement, the Security Agreement, the Investor Registration Rights Agreement, the Escrow Agreement and the Irrevocable Transfer Agent Instructions by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of The National Association of Securities Dealers Inc.'s OTC Bulletin Board on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Except as disclosed in the SEC Documents, neither the Company nor its subsidiaries is in violation of any term of or in default under its Articles of Incorporation or By-laws or their


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

organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. Except as disclosed in the SEC Documents, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstance, which might give rise to any of the foregoing.

     (f) SEC Documents: Financial Statements. Since January 1, 2003, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Buyers or their representatives, or made available through the SEC's website at http://www.sec.gov., true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer which is not included in the SEC Documents, including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (g) 10(b)-5. The SEC Documents do not include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

     (h) Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the

Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents, have a material adverse effect on the business, operations, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

     (i) Acknowledgment Regarding Buyer's Purchase of the Convertible Debentures. The Company acknowledges and agrees that the Buyer(s) is acting solely in the capacity of an arm's length purchaser with respect to this
Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer(s) is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Buyer(s) or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer's purchase of the Convertible Debentures or the Conversion Shares. The Company further represents to the Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

     (j) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Convertible Debentures or the Conversion Shares.

     (k) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Convertible Debentures or the Conversion Shares under the 1933 Act or cause this offering of the Convertible Debentures or the Conversion Shares to be integrated with prior offerings by the Company for purposes of the 1933 Act.

     (l) Employee Relations. Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

     (m) Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

     (n) Environmental Laws. The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

     (o) Title. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

     (p) Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

     (q) Regulatory Permits. The Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

     (r) Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, and (iii) the recorded amounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (s) No Material Adverse Breaches, etc. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

     (t) Tax Status. Except as set forth in the SEC Documents, the Company and each of its subsidiaries has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

     (u) Certain Transactions. Except as set forth in the SEC Documents, and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     (v) Fees and Rights of First Refusal. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

     4.  COVENANTS.

     (a) Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

     (b) Form D. The Company agrees to file a Form D with respect to the Conversion Shares as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Conversion Shares, or obtain an exemption for the Conversion Shares for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

     (c) Reporting Status. Until the earlier of (i) the date as of which the Buyer(s) may sell all of the Conversion Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which (A) the Buyer(s) shall have sold all the Conversion Shares and (B) none of the Convertible Debentures are outstanding (the "Registration Period"), the Company shall file in a timely manner all reports required to be filed with the SEC pursuant to the 1934 Act and the regulations of the SEC thereunder, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

     (d) Use of Proceeds. The Company will use the proceeds from the sale of the Convertible Debentures for general corporate and working capital purposes.

     (e) Reservation of Shares. The Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the issuance of the Conversion Shares. If at any time the Company does not have available such shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Conversion Shares of the Company shall call and hold a special meeting of the shareholders within thirty (30) days of such occurrence, for the sole purpose of increasing the number of shares authorized. The Company's management shall recommend to the shareholders to vote in favor of increasing the number of shares of Common Stock authorized. Management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock.

     (f) Listings or Quotation. The Company shall promptly secure the listing or quotation of the Conversion Shares upon each national securities exchange, automated quotation system or The National Association of Securities Dealers Inc.'s Over-The-Counter Bulletin Board ("OTCBB") or other market, if any, upon which shares of Common Stock are then listed or quoted (subject to official notice of issuance) and shall use its best efforts to maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable under the terms of this Agreement. The Company shall maintain the Common Stock's authorization for quotation on the OTCBB.

     (g) Fees and Expenses. Each of the Company and the Buyer(s) shall pay all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution and delivery of this Agreement, the Escrow Agreement, the Investor Registration Rights Agreement, the Security Agreement and the Irrevocable Transfer Agent Instructions. The Buyer(s) shall be entitled to a ten percent (10%) discount on the Purchase Price.

     On the First Closing Date, the Company shall pay to the Buyer a structuring fee of $10,000 (the "Structuring Fee"). The Structuring Fee shall be paid directly from the gross proceeds of the First Closing and shall be deemed fully earned on the date hereof.

     (h) Corporate Existence. So long as any of the Convertible Debentures remain outstanding, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, reverse stock split consolidation, sale of all or substantially all of the Company's assets or any similar transaction or related transactions (each such transaction, an "Organizational Change") unless (i) prior to the consummation an Organizational Change, the Company obtains the written consent of each Buyer or (ii) all Convertible Debentures are redeemed on or before the consummation of the Organizational Change. In any such case, the Company will make appropriate provision with respect to such holders' rights and interests to insure that the provisions of this Section 4(h) will thereafter be applicable to the Convertible Debentures.

     (i) Transactions With Affiliates. So long as any Convertible Debentures are outstanding, the Company shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement with any of its or any subsidiary's officers, directors, person who were officers or directors at any time during the previous two (2) years, stockholders who beneficially own five percent (5%) or more of the Common Stock, or Affiliates (as defined below) or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a five percent (5%) or more beneficial interest (each a "Related Party"), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any investment in an Affiliate of the Company, (c) any agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, (d) any agreement transaction, commitment, or arrangement which is approved by a majority of the disinterested directors of the Company, for purposes hereof, any director who is also an officer of the Company or any subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment, or arrangement. "Affiliate" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly,
(i) has a ten percent  (10%) or more  equity  interest in that person or entity,
(ii) has ten percent (10%) or more common  ownership with that person or entity,
(iii) controls that person or entity, or (iv) shares common control with that person or entity. "Control" or "controls" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity. Notwithstanding the foregoing, this Section shall not apply to transactions between the Company and any wholly owned subsidiary.

     (j) Transfer Agent. The Company covenants and agrees that, in the event that the Company's agency relationship with the transfer agent should be terminated for any reason prior to a date which is two (2) years after the Closing Date, the Company shall immediately appoint a new transfer agent and shall require that the new transfer agent execute and agree to be bound by the terms of the Irrevocable Transfer Agent Instructions (as defined herein).

     (k) Restriction on Issuance of the Capital Stock. So long as any Convertible Debentures are outstanding, the Company shall not, without the prior written consent of the Buyer(s), issue or sell shares of Common Stock or Preferred Stock (i) without consideration or for a consideration per share less than the Bid Price of the Common Stock determined immediately prior to its issuance, (ii) any warrant, option, right, contract, call, or other security instrument granting the holder thereof, the right to acquire Common Stock without consideration or for a consideration less than such Common Stock's Bid Price value determined immediately prior to it's issuance, (iii) enter into any security instrument granting the holder a security interest in any and all assets of the Company, except that the Compay may grant a security interest to a lender that provides purchase money financing for inventory and equipment and such security interest relates solely to to the inventory and equipment so purchased, or (iv) file any registration statement on Form S-8, except for the Company's Amended and Restated 2002 Stock Plan (which Plan shall not be modified during the Commitment Period and provided that the issuances under such Plan comply with the other provisions of this Section 6.8.

     5.  TRANSFER AGENT INSTRUCTIONS.

     The Company shall issue the Irrevocable Transfer Agent Instructions to its transfer agent irrevocably appointing Butler Gonzalez LLP as its agent for purpose of having certificates issued, registered in the name of the Buyer(s) or its respective nominee(s), for the Conversion Shares representing such amounts of Convertible Debentures as specified from time to time by the Buyer(s) to the Company upon conversion of the Convertible Debentures, for interest owed pursuant to the Convertible Debenture, and for any and all Liquidated Damages (as this term is defined in the Investor Registration Rights Agreement). Butler Gonzalez LLP shall be paid a cash fee of Fifty Dollars ($50) for every occasion they act pursuant to the Irrevocable Transfer Agent Instructions. The Company shall not change its transfer agent without the express written consent of the Buyer(s), which may not be unreasonably withheld if the replacement transfer agent enters into the Irrevocable Transfer Agent Instructions. Prior to registration of the Conversion Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(g) hereof (in the case of the Conversion Shares prior to registration of such shares under the 1933 Act) will be given by the Company to its transfer agent and that the Conversion Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Investor Registration Rights Agreement. Nothing in this Section 5 shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of Conversion Shares. If the Buyer(s) provides the Company with an opinion of counsel, in form, scope and substance customary for opinions of counsel in comparable transactions to the effect that registration of a resale by the Buyer(s) of any of the Conversion Shares is not required under the 1933 Act, the Company shall within two (2) business days instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this
Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyer(s) shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     6.  CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The obligation of the Company hereunder to issue and sell the Convertible Debentures to the Buyer(s) at the Closings is subject to the satisfaction, at or before the Closing Dates, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

     (a) Each Buyer shall have executed this Agreement, the Security Agreement, the Escrow Agreement and the Investor Registration Rights Agreement and the Irrevocable Transfer Agent Instructions and delivered the same to the Company.

     (b) The Buyer(s) shall have delivered to the Escrow Agent the Purchase Price for Convertible Debentures in respective amounts as set forth next to each Buyer as outlined on Schedule I attached hereto and the Escrow Agent shall have delivered the net proceeds to the Company by wire transfer of immediately available U.S. funds pursuant to the wire instructions provided by the Company.

     (c) The representations and warranties of the Buyer(s) shall be true and correct in all material respects as of the date when made and as of the Closing Dates as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer(s) shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer(s) at or prior to the Closing Dates.



     7.  CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

     The obligation of the Buyer(s) hereunder to purchase the Convertible Debentures at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions:

     (a) The Company shall have executed this Agreement, the Security Agreement, the Convertible Debenture, the Escrow Agreement, the Irrevocable Transfer Instructions and the Investor Registration Rights Agreement, and delivered the same to the Buyer(s).

     (b) The Common Stock shall be authorized for quotation on the OTCBB, trading in the Common Stock shall not have been suspended for any reason and all of the Conversion Shares issuable upon conversion of the Convertible Debentures shall be approved the OTCBB.

     (c) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Dates as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Dates. If requested by the Buyer, the Buyer shall have received a certificate, executed by the President of the Company, dated as of the Closing Dates, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, without limitation an update as of the Closing Dates regarding the representation contained in Section 3(c) above.

     (d) The Company shall have executed and delivered to the Buyer(s) the Convertible Debentures in the respective amounts set forth opposite each Buyer(s) name on Schedule I attached hereto.

     (e) The Buyer(s) shall have received an opinion of counsel from the Company's counsel in the form attached hereto as Exhibit E.

     (f) The Company shall have provided to the Buyer(s) a certificate of good standing from the secretary of state from the state in which the company is incorporated.

     (g) As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Convertible Debentures, shares of Common Stock to effect the conversion of all of the Conversion Shares then outstanding.

     (h) The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to the Buyer, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

     (i) The Company shall have provided to the Buyer an acknowledgement, to the satisfaction of the Buyer from _______ as to its ability to provide all consents required in order to file a registration statement in connection with this transaction.

     (j) The Company shall have filed a form UCC-1 or such other forms as may be required to perfect the Buyer's interest in the Pledged Property and Pledged Collateral as detailed in the Security Agreement dated the date hereof and provided proof of such filing to the Buyer(s).

     (k) With respect to the Second Closing, the Company shall have filed a registration statement with the SEC pursuant to the Investor Registration Rights Agreement of even date herewith.

     8.  INDEMNIFICATION.

     (a)  In  consideration  of the  Buyer's  execution  and  delivery  of  this
Agreement and acquiring the Convertible Debentures and the Conversion Shares hereunder, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Buyer(s) and each other holder of the Convertible Debentures and the Conversion Shares, and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Buyer Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Buyer Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Convertible Debentures or the Investor

Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, or the Investor Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Indemnities, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Convertible Debentures or the status of the Buyer or holder of the Convertible Debentures the Conversion Shares, as a Buyer of Convertible Debentures in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

     (b) In consideration of the Company's execution and delivery of this Agreement, and in addition to all of the Buyer's other obligations under this Agreement, the Buyer shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from and against any and all Indemnified Liabilities incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Buyer(s) in this Agreement, , instrument or document contemplated hereby or thereby executed by the Buyer, (b) any breach of any covenant, agreement or obligation of the Buyer(s) contained in this Agreement, the Investor Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Buyer, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on material misrepresentations or due to a material breach and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement, the Investor Registration Rights Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnitiees. To the extent that the foregoing undertaking by each Buyer may be unenforceable for any reason, each Buyer shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

     9.  GOVERNING LAW: MISCELLANEOUS.

     (a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted pursuant to this Paragraph.

     (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four
(4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

     (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     (e) Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer(s), the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     (f) Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile;
(iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:      Provectus Pharmaceuticals, Inc.
                            327 Oak Ridge Highway, Suite A
                            Knoxville, TN 37931
                            Attention:        Craig Dees
                            Telephone:        (865) 769-4011
                            Facsimile:        (865) 769-4013

With a copy to:             Baker, Donelson, Bearman, Caldwell & Berkowiz, P.C.
                            207 Mockingbird Lane
                            Post Office Box 3038 CRS
                            Johnson City, TN 37602
                            Attention:        Linda Crouch
                            Telephone:        (423) 928-0181
                            Facsimile:        (423) 928-5684

If to the Transfer Agent, to:      Atlas Stock Transfer Corporation
                                   5899 South State Street
                                   Salt Lake City, UT 84107
                                   Attention:        Pamela S. Gray
                                   Telephone:        (801) 266-7151
                                   Facsimile:        (801) 262-0907

     If to the Buyer(s), to its address and facsimile number on Schedule I, with copies to the Buyer's counsel as set forth on Schedule I. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

     (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

     (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     (i) Survival. Unless this Agreement is terminated under Section 9(l), the representations and warranties of the Company and the Buyer(s) contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive the Closing for a period of two (2) years following the date on which the Convertible Debentures are converted in full. The Buyer(s) shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

     (j) Publicity. The Company and the Buyer(s) shall have the right to approve, before issuance any press release or any other public statement with respect to the transactions contemplated hereby made by any party; provided, however, that the Company shall be entitled, without the prior approval of the Buyer(s), to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations (the Company shall use its best efforts to consult the Buyer(s) in connection with any such press release or other public disclosure prior to its release and Buyer(s) shall be provided with a copy thereof upon release thereof).

     (k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     (l) Termination. In the event that the Closing shall not have occurred with respect to the Buyers on or before five (5) business days from the date hereof due to the Company's or the Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the non-breaching party's failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated by the Company pursuant to this Section 9(l), the Company shall remain obligated to reimburse the Buyer(s) for the fees and expenses of Butler Gonzalez described in Section 4(g) above.

     (m) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.


                           [SIGNATURE PAGE TO FOLLOW]


     IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.


                                    COMPANY:
                                    PROVECTUS PHARMACEUTICALS, INC.

                                    By: /s/ Craig Dees
                                       ---------------------------------------
                                    Name     Craig Dees
                                    Title:   Chief Executive Officer & President

                                                                       EXHIBIT A




                 FORM OF INVESTOR REGISTRATION RIGHTS AGREEMENT
                 ----------------------------------------------

                     INVESTOR REGISTRATION RIGHTS AGREEMENT
                     --------------------------------------

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of July 28, 2004, by and among PROVECTUS PHARMACEUTICALS, INC., a Nevada corporation (the "Company"), and the undersigned investors (each, an "Investor" and collectively, the "Investors").

     WHEREAS:

     A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Investors secured convertible debentures (the "Convertible Debentures") which shall be convertible into that number of shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), pursuant to the terms of the Securities Purchase Agreement for an aggregate purchase price of up Seven Hundred Fifty Thousand Dollars ($750,000). Capitalized terms not defined herein shall have the meaning ascribed to them in the Securities Purchase Agreement.

     B. To induce the Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations there under, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

     1.  DEFINITIONS.

     As used in this Agreement, the following terms shall have the following meanings:

     (a)  "Person"  means  a  corporation,   a  limited  liability  company,  an
association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

     (b) "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange SEC (the "SEC").

     (c) "Registrable Securities" means the shares of Common Stock issuable to Investors upon conversion of the Convertible Debentures pursuant to the Securities Purchase Agreement and the Investor's Shares, as this term is defined in the Standby Equity Distribution Agreement dated the date hereof.

     (d) "Registration Statement" means a registration statement under the 1933 Act which covers the Registrable Securities.

     2.  REGISTRATION.

     (a) Subject to the terms and conditions of this Agreement, the Company shall prepare and file, no later than forty-five (45) days from the date hereof (the "Scheduled Filing Deadline"), with the SEC a registration statement on Form S-1 or SB-2 (or, if the Company is then eligible, on Form S-3) under the 1933 Act (the "Initial Registration Statement") for the registration for the resale by all Investors who purchased Convertible Debentures pursuant to the Securities Purchase Agreement _________ shares of Common Stock to be issued upon conversion of the Convertible Debentures issued pursuant to the Securities Purchase Agreement and the Investor's Shares. The Company shall cause the Registration Statement to remain effective until all of the Registrable Securities have been sold. Prior to the filing of the Registration Statement with the SEC, the Company shall furnish a copy of the Initial Registration Statement to the Investors and Butler Gonzalez LLP for their review and comment. The Investors and Butler Gonzalez LLP shall furnish comments on the Initial Registration Statement to the Company within twenty-four (24) hours of the receipt thereof from the Company.

     (b) Effectiveness of the Initial Registration Statement. The Company shall use its best efforts (i) to have the Initial Registration Statement declared effective by the SEC no later than 105 days after the date hereof (the "Scheduled Effective Deadline") and (ii) to insure that the Initial Registration Statement and any subsequent Registration Statement remains in effect until all of the Registrable Securities have been sold, subject to the terms and conditions of this Agreement.

     (c) Failure to File or Obtain Effectiveness of the Registration Statement. In the event the Registration Statement is not filed by the Scheduled Filing Deadline or is not declared effective by the SEC on or before the Scheduled Effective Date, or if after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration
Statement (whether because of a failure to keep the Registration Statement effective, failure to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, failure to register sufficient shares of Common Stock or otherwise then as partial relief for the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies at law or in equity), the Company will pay as liquidated damages (the "Liquidated Damages") to the holder, at the holder's option, either a cash amount or shares of the Company's Common Stock within three (3) business days, after demand therefore, equal to two percent (2%) of the liquidated value of the Convertible Debentures outstanding as Liquidated Damages for each thirty (30) day period after the Scheduled Filing Deadline or the Scheduled Effective Date as the case may be.

     (d) Liquidated Damages. The Company and the Investor hereto acknowledge and agree that the sums payable under subsection 2(c) above shall constitute liquidated damages and not penalties and are in addition to all other rights of the Investor, including the right to call a default. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such subsections bear a reasonable relationship to, and are not plainly or grossly disproportionate to, the probable loss likely to be incurred in connection with any failure by the Company to obtain or maintain the effectiveness of a Registration Statement, (iii) one of the reasons for the Company and the Investor reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and
(iv) the Company and the Investor are sophisticated business parties and have been represented by sophisticated and able legal counsel and negotiated this Agreement at arm's length.

     3.  RELATED OBLIGATIONS.

     (a) The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the date on which the Investor shall have sold all the Registrable Securities covered by such Registration Statement (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

     (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration
Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company's filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall incorporate such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

     (c) The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) at least one (1) copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) ten (10) copies of the final prospectus included in such

Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

     (d) The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or by-laws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

     (e) As promptly as practicable after becoming aware of such event or development, the Company shall notify each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor. The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

     (f) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

     (g) At the reasonable request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

     (h) The Company shall make available for inspection by (i) any Investor and
(ii) one (1) firm of accountants or other agents retained by the Investors (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree, and each Investor hereby agrees, to hold in strict confidence and shall not make any disclosure (except to an Investor) or use any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act but only after the Investor has provided written notice to the Company, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Investor has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

     (i) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

     (j) The Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable
Securities is then permitted under the rules of such exchange or (ii) the inclusion for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this
Section 3(j).

     (k) The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

     (l) The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

     (m) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

     (n) Within two (2) business days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

     (o) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

     4.  OBLIGATIONS OF THE INVESTORS.

     Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

     5.  EXPENSES OF REGISTRATION.

     All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

     6.  INDEMNIFICATION.

     With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

     (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Investors and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to
Section 3(c); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 hereof.

     (b) In connection with a Registration Statement, each Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to each Investor prior to such Investor's use of the prospectus to which the Claim relates.

     (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one (1) counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

     (d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

     (e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

     7.  CONTRIBUTION.

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8.  REPORTS UNDER THE 1934 ACT.

     With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144") the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144;

     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents as are required by the applicable provisions of Rule 144; and

     (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

     9.  AMENDMENT OF REGISTRATION RIGHTS.

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least two-thirds (2/3) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to fewer than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

     10. MISCELLANEOUS.

     (a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two (2) or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities. The Company shall not be liable for reasonable delays in executing such conflicting instructions.

     (b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:       Provectus Pharmaceuticals, Inc.
                             327 Oak Ridge Highway, Suite A
                             Knoxville, TN 37931
                             Attention:        Craig Dees
                             Telephone:        (865) 769-4011
                             Facsimile:        (865) 769-4013

With a copy to:              Baker, Donelson, Bearman, Caldwell & Berkowiz, P.C.
                             207 Mockingbird Lane
                             Post Office Box 3038 CRS
                             Johnson City, TN 37602
                             Attention:        Linda Crouch
                             Telephone:        (423) 928-0181
                             Facsimile:        (423) 928-5684

If to an Investor, to its address and facsimile number on the Schedule of Investors attached hereto, with copies to such Investor's representatives as set forth on the Schedule of Investors or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

     (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     (d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New Jersey. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the Superior Courts of the State of New Jersey, sitting in Hudson County, New Jersey and federal courts for the District of New Jersey sitting Newark, New Jersey, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     (e) This Agreement, the Irrevocable Transfer Agent Instructions, the Securities Purchase Agreement and related documents including the Convertible Debenture and the Escrow Agreement dated the date hereof by and among the Company, the Investors set forth on the Schedule of Investors attached hereto, and Butler Gonzalez LLP (the "Escrow Agreement") and the Security Agreement dated the date hereof (the "Security Agreement") constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Irrevocable Transfer Agent Instructions, the Securities Purchase Agreement and related documents including the Convertible Debenture, the Escrow Agreement and the Security Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

     (f) This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

     (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

     (j) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties have caused this Investor Registration Rights Agreement to be duly executed as of day and year first above written.

                                            COMPANY:
                                            PROVECTUS PHARMACEUTICALS, INC.

                                            By:
                                               ---------------------------------
                                            Name:    Craig Dees
                                            Title:   President & CEO


                                                 SCHEDULE I
                                                 ----------

                                            SCHEDULE OF INVESTORS
                                            ---------------------

                                                                                           Address/Facsimile
              Name                                Signature                                 Number of Buyer
-----------------------------      --------------------------------------------     ------------------------------
Cornell Capital Partners, LP       By:      Yorkville Advisors, LLC                 101 Hudson Street - Suite 3700
                                   Its:     General Partner                         Jersey City, NJ  07303
                                                                                    Facsimile:  (201) 985-8266

                                   By:                                              With a copy to:
                                      -----------------------------------------
                                   Name:    Mark A. Angelo                          Troy J. Rillo
                                   Its:     Portfolio Manager                       101 Hudson Street - Suite 3700
                                                                                    Jersey City, NJ  07303
                                                                                    Facsimile:  (201) 985-8266

                                                                       EXHIBIT A


                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT
                            -------------------------


Madison Stock Transfer, Inc.
1688 E. 16th Street, Suite 7
Brooklyn, New York 11229
Attention:

         Re:   PROVECTUS PHARMACEUTICALS, INC.

Ladies and Gentlemen:

     We are counsel to Provectus Pharmaceuticals, Inc., a Nevada corporation (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "Securities Purchase Agreement")
entered into by and among the Company and the investors named therein (collectively, the "Investors") pursuant to which the Company issued to the Investors shares of its Common Stock, par value $0.001 per share (the "Common Stock"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Investors (the "Investor Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________ (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange SEC (the "SEC") relating to the Registrable Securities which names each of the Investors as a selling stockholder there under.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                             Very truly yours,

                                             [SECURITIES LAW FIRM]

                                             By:
                                                --------------------------------

cc:   [LIST NAMES OF INVESTORS]

                                                                       EXHIBIT B



                            FORM OF ESCROW AGREEMENT
                            ------------------------


                                ESCROW AGREEMENT


     THIS ESCROW AGREEMENT (this "Agreement") is made and entered into as of July __, 2004 by and among PROVECTUS PHARMACEUTICALS, INC., a Nevada corporation (the "Company"); the Buyer(s) listed on the Securities Purchase Agreement, dated the date hereof (also referred to as the "Investor(s)"), and BUTLER GONZALEZ, LLP, as Escrow Agent hereunder (the "Escrow Agent").


                                   BACKGROUND

     WHEREAS, the Company and the Investor(s) have entered into a Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of the date hereof, pursuant to which the Company proposes to sell secured convertible debentures (the "Convertible Debentures") which shall be convertible into the Company's Common Stock, par value $0.001 per share (the "Common Stock"), at a price per share equal to the Purchase Price, as that term is defined in the Securities Purchase Agreement. The Securities Purchase Agreement provides that the Investor(s) shall deposit the purchase amount in a segregated escrow account to be held by Escrow Agent in order to effectuate a disbursement to the Company at a closing to be held as set forth in the Securities Purchase Agreement (the "Closing").

     WHEREAS,   the  Company  intends  to  sell   Convertible   Securities  (the
"Offering").

     WHEREAS, Escrow Agent has agreed to accept, hold, and disburse the funds deposited with it in accordance with the terms of this Agreement.

     WHEREAS, in order to establish the escrow of funds and to effect the provisions of the Securities Purchase Agreement, the parties hereto have entered into this Agreement.

     NOW THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:

     1. Definitions. The following terms shall have the following meanings when used herein:

     a. "Escrow Funds" shall mean the funds deposited with Escrow Agent pursuant to this Agreement.

     b. "Joint Written Direction" shall mean a written direction executed by the Investor(s) and the Company directing Escrow Agent to disburse all or a portion of the Escrow Funds or to take or refrain from taking any action pursuant to this Agreement.

     c. "Escrow Period" shall begin with the commencement of the Offering and shall terminate upon the earlier to occur of the following dates:

          (i) The date upon which Escrow Agent confirms that it has received in the Escrow Account all of the proceeds of the sale of the Convertible Debentures;

          (ii) The expiration of twenty (20) days from the date of commencement of the Offering (unless extended by mutual written agreement between the Company and the Investor(s) with a copy of such extension to Escrow Agent); or

          (iii) The date upon which a determination is made by the Company and the Investor(s) to terminate the Offering prior to the sale of all the Convertible Debentures.

     During the Escrow Period, the Company and the Investor(s) are aware that they are not entitled to any funds received into escrow and no amounts deposited in the Escrow Account shall become the property of the Company or the Investor(s) or any other entity, or be subject to the debts of the Company or the Investor(s) or any other entity.

     2. Appointment of and Acceptance by Escrow Agent. The Investor(s) and the Company hereby appoint Escrow Agent to serve as Escrow Agent hereunder. Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds in accordance with Section 3 below, agrees to hold, invest and disburse the Escrow Funds in accordance with this Agreement. The Company hereby acknowledges that the Escrow Agent is counsel to the Investor(s) in connection with the transactions contemplated and referred herein. The Company agrees that in the event of any dispute arising in connection with this Escrow Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Investor(s) and the Company will not seek to disqualify such counsel.

     3. Creation of Escrow Funds. On or prior to the date of the commencement of the Offering, the parties shall establish an escrow account with the Escrow Agent, which escrow account shall be entitled as follows: Provectus Pharmaceuticals, Inc./Cornell Capital Partners, LP Escrow Account for the deposit of the Escrow Funds. The Investor(s) will instruct subscribers to wire funds to the account of the Escrow Agent as follows:

Bank:                            Wachovia Bank, N.A.
Routing #:                       031201467
Account #:                       2030000803055
Name on Account:                 Butler Gonzalez LLP as Escrow Agent
Name on Sub-Account:             Provectus Pharmaceuticals, Inc./Cornell Capital
                                 Partners, LP Escrow account

     4. Deposits into the Escrow Account. The Investor(s) agrees that they shall promptly deliver funds for the payment of the Convertible Debentures to Escrow Agent for deposit in the Escrow Account.

     5. Disbursements from the Escrow Account.

     a. The Escrow Agent will continue to hold such funds until Cornell Capital Partners, LP on behalf of the Investor(s) and the Company execute a Joint Written Direction directing the Escrow Agent to disburse the Escrow Funds pursuant to Joint Written Direction signed by the Company and the Investor(s). In disbursing such funds, Escrow Agent is authorized to rely upon such Joint Written Direction from the Company and the Investor(s) and may accept any signatory from the Company listed on the signature page to this Agreement and any signature from the Investor(s) that the Escrow Agent already has on file.

     b. In the event Escrow Agent does not receive the amount of the Escrow Funds from the Investor(s), Escrow Agent shall notify the Company and the Investor(s). Upon receipt of payment instructions from the Company, Escrow Agent shall refund to each subscriber without interest the amount received from each Investor(s), without deduction, penalty, or expense to the subscriber. The purchase money returned to each subscriber shall be free and clear of any and all claims of the Company, the Investor(s) or any of their creditors.

     c. In the event Escrow Agent does receive the amount of the Escrow Funds prior to expiration of the Escrow Period, in no event will the Escrow Funds be released to the Company until such amount is received by Escrow Agent in collected funds. For purposes of this Agreement, the term "collected funds" shall mean all funds received by Escrow Agent which have cleared normal banking channels and are in the form of cash.

     6. Collection Procedure. Escrow Agent is hereby authorized to deposit the proceeds of each wire in the Escrow Account.

     7. Suspension of Performance: Disbursement Into Court. If at any time, there shall exist any dispute between the Company and the Investor(s) with respect to holding or disposition of any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if the parties have not within thirty (30) days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 9 hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

     a. suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall be appointed (as the case may be); provided however, Escrow Agent shall continue to invest the Escrow Funds in accordance with Section 8 hereof; and/or

     b. petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all funds held by it in the

Escrow Funds, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with performance of its duties and the exercise of its rights hereunder.

     c. Escrow Agent shall have no liability to the Company, the Investor(s), or any person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Funds or any delay in with respect to any other action required or requested of Escrow Agent.

     8. Investment of Escrow Funds. Escrow Agent shall deposit the Escrow Funds in a non-interest bearing account.

     If Escrow Agent has not received a Joint Written Direction at any time that an investment decision must be made, Escrow Agent shall maintain the Escrow Funds, or such portion thereof, as to which no Joint Written Direction has been received, in a non-interest bearing account.

     9. Resignation and Removal of Escrow Agent. Escrow Agent may resign from the performance of its duties hereunder at any time by giving thirty (30) days' prior written notice to the parties or may be removed, with or without cause, by the parties, acting jointly, by furnishing a Joint Written Direction to Escrow Agent, at any time by the giving of ten (10) days' prior written notice to Escrow Agent as provided herein below. Upon any such notice of resignation or removal, the representatives of the Investor(s) and the Company identified in Sections 13a.(iv) and 13b.(iv), below, jointly shall appoint a successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of US$10,000,000.00. Upon the acceptance in writing of any appointment of Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all funds held by it in the Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

     10. Liability of Escrow Agent.

     a. Escrow Agent shall have no liability or obligation with respect to the Escrow Funds except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping, investment, and disbursement of the Escrow Funds in accordance with the terms of this Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice or any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained herein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and conform to the provisions of this Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, and consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which Escrow Funds are deposited, this Agreement or the Purchase Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in any event of any dispute or question as to construction of any of the provisions hereof or of any other agreement or its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instructions of such counsel. The Company and the Investor(s) jointly and severally shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

     b. Escrow Agent is hereby authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in any case any order judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ judgment or decree which it is advised by legal counsel selected by it, binding upon it, without the need for appeal or other action; and if Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

     11. Indemnification of Escrow Agent. From and at all times after the date of this Agreement, the parties jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "Indemnified Parties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorney's fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action, or proceeding (including any inquiry or investigation) by any person, including without limitation the parties to this Agreement, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transaction contemplated herein, whether or not any such Indemnified Party is a party to any such action or proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company and the Investor(s) hereunder in writing, and the Investor(s) and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Investor(s) and/or the Company shall be required to pay such fees and expense if
(a) the Investor(s) or the Company agree to pay such fees and expenses, or (b) the Investor(s) and/or the Company shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such Indemnified Party, to employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding, (c) the Investor(s) and the Company are the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both the Indemnified Party, the Company and/or the Investor(s) and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Investor(s). The Investor(s) and the Company shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by the Company and/or the Investor(s) pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of the parties under this section shall survive any termination of this Agreement, and resignation or removal of the Escrow Agent shall be independent of any obligation of Escrow Agent.

     The parties agree that neither payment by the Company or the Investor(s) of any claim by Escrow Agent for indemnification hereunder shall impair, limit, modify, or affect, as between the Investor(s) and the Company, the respective rights and obligations of Investor(s), on the one hand, and the Company, on the other hand.


     12. Warranties.

     a. The Investor(s) makes the following representations and warranties to Escrow Agent:

          (i) The Investor(s) has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

          (ii) This Agreement has been duly approved by all necessary action of the Investor(s), including any necessary approval of the limited partner of the Investor(s) or necessary corporate approval, as applicable, has been executed by duly authorized officers of the Investor(s), enforceable in accordance with its terms.

          (iii) The execution, delivery, and performance of the Investor(s) of this Agreement will not violate, conflict with, or cause a default under any agreement of limited partnership of Investor(s) or the certificate of incorporation or bylaws of the Investor(s) (as applicable), any applicable law or regulation, any court order or administrative ruling or degree to which the Investor(s) is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

          (iv) Mark Angelo has been duly appointed to act as the representative of the Investor(s) hereunder and has full power and authority to execute, deliver, and perform this Escrow Agreement, to execute and deliver any Joint Written Direction, to amend, modify, or waive any provision of this Agreement, and to take any and all other actions as the Investor(s)'s representative under this Agreement, all without further consent or direction form, or notice to, the Investor(s) or any other party.

          (v) No party other than the parties hereto and the Investor(s)s have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

          (vi) All of the representations and warranties of the Investor(s) contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

     b. The Company makes the following representations and warranties to the Escrow Agent:

          (i) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

          (ii) This Agreement has been duly approved by all necessary corporate action of the Company, including any necessary shareholder approval, has been executed by duly authorized officers of the Company, enforceable in accordance with its terms.

          (iii) The execution, delivery, and performance by the Company of this Agreement is in accordance with the Securities Purchase Agreement and will not violate, conflict with, or cause a default under the certificate of incorporation (or articles of incorporation, as applicable) or bylaws of the Company, any applicable law or regulation, any court order or administrative ruling or decree to which the Company is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement, including without limitation to the Securities Purchase Agreement, to which the Company is a party.

          (iv) Craig Dees has been duly appointed to act as the representative of the Company hereunder and has full power and authority to execute, deliver, and perform this Agreement, to execute and deliver any Joint

     Written Direction, to amend, modify or waive any provision of this Agreement and to take all other actions as the Company's Representative under this Agreement, all without further consent or direction from, or notice to, the Company or any other party.

          (v) No party other than the parties hereto and the Investor(s)s have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

          (vi) All of the representations and warranties of the Company contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

     13. Consent to Jurisdiction and Venue. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the United States District Court for the District of New Jersey shall have the sole and exclusive jurisdiction over any such proceeding. If all such courts lack federal subject matter jurisdiction, the parties agree that the Superior Court Division of New Jersey, Chancery Division of Hudson County shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept the service of process to vest personal jurisdiction over them in any of these courts.

     14. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five
(5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day delivered to any overnight courier, or when transmitted by facsimile transmission and upon confirmation of receipt and addressed to the party to be notified as follows:

If to Investor(s), to:                 Cornell Capital Partners, LP
                                       101 Hudson Street - Suite 3700
                                       Jersey City, NJ  07302
                                       Attention:        Mark A. Angelo
                                                         Portfolio Manager
                                       Telephone:        (201) 985-8300
                                       Facsimile:        (201) 985-8266

If to Escrow Agent, to:      Butler Gonzalez LLP
                             1416 Morris Avenue, Suite 207
                             Union, NJ 07083
                             Attention:        David Gonzalez, Esq.
                             Telephone:        (908) 810-8588
                             Facsimile:        (908) 810-0973

If to the Company, to:       Provectus Pharmaceuticals, Inc.
                             327 Oak Ridge Highway, Suite A
                             Knoxville, TN 37931
                             Attention:        Craig Dees
                             Telephone:        (865) 769-4011
                             Facsimile:        (865) 769-4013

With a copy to:              Baker, Donelson, Bearman, Caldwell & Berkowiz, P.C.
                             207 Mockingbird Lane
                             Post Office Box 3038 CRS
                             Johnson City, TN 37602
                             Attention:        Linda Crouch
                             Telephone:        (423) 928-0181
                             Facsimile:        (423) 928-5684

Or to such other address as each party may designate for itself by like notice.

     15. Amendments or Waiver. This Agreement may be changed, waived, discharged or terminated only by a writing signed by the parties hereto. No delay or omission by any party in exercising any right with respect hereto shall operate as waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

     16. Severability. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     17. Governing Law. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of New Jersey without giving effect to the conflict of laws principles thereof.

     18. Entire Agreement. This Agreement constitutes the entire Agreement between the parties relating to the holding, investment, and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrow Funds.

     19. Binding Effect. All of the terms of this Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the Investor(s), the Company, or the Escrow Agent.

     20. Execution of Counterparts. This Agreement and any Joint Written Direction may be executed in counter parts, which when so executed shall constitute one and same agreement or direction.

     21. Termination. Upon the first to occur of the disbursement of all amounts in the Escrow Funds pursuant to Joint Written Directions or the disbursement of all amounts in the Escrow Funds into court pursuant to Section 7 hereof, this Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Agreement or the Escrow Funds.


                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year above set forth.

                                        PROVECTUS PHARMACEUTICALS, INC.

                                        By:
                                           ------------------------------------
                                        Name:  Craig Dees
                                        Title: Chief Executive Officer & CEO


                                        CORNELL CAPITAL PARTNERS, LP

                                        By:    Yorkville Advisors, LLC
                                        Its:   General Partner

                                        By:
                                           ------------------------------------
                                        Name:  Mark Angelo
                                        Title: Portfolio Manager


                                        BUTLER GONZALEZ LLP

                                        By:
                                           ------------------------------------
                                        Name:  David Gonzalez, Esq.
                                        Title: Partner

                                                                      EXHIBIT C



                           TRANSFER AGENT INSTRUCTIONS
                           ---------------------------


                     IRREVOCABLE TRANSFER AGENT INSTRUCTIONS


July __, 2004


Atlas Stock Transfer Corporation5899 South State Street
Salt Lake City, UT 84107

Attention:        Pamela S. Gray

         RE:      PROVECTUS PHARMACEUTICALS, INC

Ladies and Gentlemen:

     Reference is made to that certain Securities Purchase Agreement (the "Securities Purchase Agreement") of even date herewith by and between Provectus Pharmaceuticals, Inc., a Nevada corporation (the "Company"), and the Buyers set forth on Schedule I attached thereto (collectively the "Buyer"), pursuant to which the Company shall sell to the Buyer up to Seven Hundred Fifty Thousand Dollars ($750,000) of the Company's secured convertible debentures, which shall be convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"). The shares of Common Stock to be issued upon a periodic conversion (a "Conversion") of the secured convertible debentures (including, without limitation, principal, interest and liquidated damages) are referred to herein as the "Conversion Shares." This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue the Conversion Shares to the Buyer from time to time in the event of a Conversion upon your receipt of a properly completed and duly executed Conversion Notice, in the form attached hereto as Exhibit I, delivered on behalf of the Company by David Gonzalez, Esq.

     Specifically, upon receipt by David Gonzalez, Esq. of a copy of a Conversion Notice, David Gonzalez, Esq., on behalf of the Company, shall as soon as practicable, but in no event later than one (1) Trading Day (as defined below) after receipt of such Conversion Notice, send, via facsimile, a Conversion Notice, which shall constitute an irrevocable instruction to you to process such Conversion Notice in accordance with the terms of these instructions. Upon your receipt of a copy of the executed Conversion Notice, you shall use your best efforts to, within three (3) Trading Days following the date of receipt of the Conversion Notice, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Buyer or its designee, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Conversion Notice ("Trading Day" shall mean any day on which the Nasdaq Market is open for customary trading.)

     The Company hereby confirms to you and the Buyer that certificates representing the Conversion Shares, the Interest Shares, and/or the Liquidated Damages Shares shall not bear any legend restricting transfer of the Conversion Shares thereby and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company provided that the Company counsel delivers (i) the Notice of Effectiveness set forth in Exhibit II attached hereto and (ii) an opinion of counsel in the form set forth in Exhibit III attached hereto, and that if the Conversion Shares, the Interest Shares, and/or the Liquidated Damages Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Conversion Shares shall bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

     The Company hereby confirms and Atlas Stock Transfer Corp. acknowledges that in the event Counsel to the Company does not issue an opinion of counsel as required to issue the Conversion Shares free of legend the Company authorizes and Atlas Stock Transfer Corp. will accept an opinion of Counsel from Butler Gonzalez LLP.

     The Company hereby confirms to you and the Buyer that no instructions other than as contemplated herein will be given to you by the Company with respect to the Conversion Shares. The Company hereby agrees that it shall not replace Atlas Stock Transfer Corp. as the Company's transfer agent without the express written consent of the Buyer, which may not be unreasonably withheld if the replacement transfer agent enters into the Irrevocable Transfer Agent Instructions..

     Any attempt by you to resign as transfer agent hereunder shall not be effective until such time as the Company provides to you written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.

     The Company and Atlas Stock Transfer Corp. hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit Atlas Stock Transfer Corp. from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

     The Company and Atlas Stock Transfer Corp. acknowledge that the Buyer is relying on the representations and covenants made by the Company and Atlas Stock Transfer Corp. hereunder and are a material inducement to the Buyer purchasing convertible debentures under the Securities Purchase Agreement. The Company and Atlas Stock Transfer Corp. further acknowledge that without such representations and covenants of the Company and Atlas Stock Transfer Corp. made hereunder, the Buyer would not enter into the Securities Purchase Agreement and purchase convertible debentures pursuant thereto.

     Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyer will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyer shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.


                                    * * * * *

     IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

                                              COMPANY:
                                              PROVECTUS PHARMACEUTICALS, INC.

                                              By:
                                                 ------------------------------
                                              Name:    Craig Dees
                                              Title:   Chief Executive Officer


                                              ---------------------------------
                                              David Gonzalez, Esq.




ATLAS STOCK TRANSFER CORPORATION

By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

                                                   SCHEDULE I
                                                   ----------

                                                SCHEDULE OF BUYERS
                                                ------------------

                                                                                        Address/Facsimile
Name                                    Signature                                       Number of Buyer
-------------------------------         ----------------------------------------        ----------------------------------

Cornell Capital Partners, LP            By:      Yorkville Advisors, LLC                101 Hudson Street - Suite 3700
                                        Its:     General Partner                        Jersey City, NJ  07303
                                                                                        Facsimile:        (201) 985-8266

                                        By:_____________________________________        With a copy to:
                                        Name:    Mark A. Angelo                         Troy J. Rillo
                                        Its:     Portfolio Manager                      101 Hudson Street - Suite 3700
                                                                                        Jersey City, NJ  07303
                                                                                        Facsimile:        (201) 985-8266








                                  SCHEDULE I-1

                                   EXHIBIT I
                                   ---------

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                   ------------------------------------------

                            FORM OF CONVERSION NOTICE
                            -------------------------

     Reference is made to the Securities Purchase Agreement (the "Securities Purchase Agreement") between Provectus Pharmaceuticals, Inc., (the "Company"), and Cornell Capital Partners, LP, dated as of July ____ 2004. In accordance with and pursuant to the Securities Purchase Agreement, the undersigned hereby elects to convert convertible debentures into shares of common stock, no par value per share (the "Common Stock"), of the Company for the amount indicated below as of the date specified below.

Conversion Date:

Amount to be converted:                                     $__________________

Conversion Price:                                           $__________________

Shares of Common Stock Issuable:                            ___________________

Amount of Debenture unconverted:                            $__________________

Amount of Interest Converted:                               $__________________

Conversion Price of Interest:                               $__________________

Shares of Common Stock Issuable:                            ___________________

Amount of Liquidated Damages:                               $__________________

Conversion Price of Liquidated Damages:                     $__________________

Shares of Common Stock Issuable:                            ___________________

Total Number of shares of Common Stock to be issued:        ___________________




                                  EXHIBIT I-1

Please issue the shares of Common Stock in the following name and to the following address:

Issue to:                              ________________________________________

Authorized Signature:                  ________________________________________

Name:                                  ________________________________________

Title:                                 ________________________________________

Phone #:                               ________________________________________

                                   EXHIBIT II
                                   ----------

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                   ------------------------------------------

                         FORM OF NOTICE OF EFFECTIVENESS
                         -------------------------------
                            OF REGISTRATION STATEMENT
                            -------------------------

_________, 2004


[INSERT ADDRESS]

Attention:

         RE:   PROVECTUS PHARMACEUTICALS, INC

Ladies and Gentlemen:

     We are counsel to Provectus Pharmaceuticals, Inc, a Nevada corporation (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of July __, 2004 (the "Securities Purchase Agreement"), entered into by and among the Company and the Buyers set forth on Schedule I attached thereto (collectively the "Buyer") pursuant to which the Company has agreed to sell to the Buyer Seven Hundred Fifty Thousand Dollars ($750,000) of secured convertible debentures, which shall be convertible into shares (the "Conversion Shares") of the Company's common stock, no par value per share (the "Common Stock"), in accordance with the terms of the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of July __, 2004, with the Buyer (the "Investor Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______, 2004, the Company filed a Registration Statement (File No. ___-_________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the sale of the Conversion Shares.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 2004 and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.



                                  EXHIBIT II-1

     The  Buyer has  confirmed  it shall  comply  with all  securities  laws and
regulations   applicable  to  it  including   applicable   prospectus   delivery
requirements upon sale of the Conversion Shares.


                                      Very truly yours,

                                      [SECURITIES LAW FIRM]



                                      By:
                                          -------------------------------------








                                  EXHIBIT II-2

                                   EXHIBIT III
                                   -----------

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                   ------------------------------------------

                                 FORM OF OPINION
                                 ---------------


________________ 2004

VIA FACSIMILE AND REGULAR MAIL
------------------------------

[INSERT ADDRESS]

Attention:    _______

         RE:  PROVECTUS PHARMACEUTICALS, INC

Ladies and Gentlemen:

     We have acted as special counsel to Provectus Pharmaceuticals, Inc (the "Company"), in connection with the registration of ___________shares (the "Shares") of its common stock with the Securities and Exchange Commission (the "SEC"). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.

     In rendering this opinion we have relied on the accuracy of the Company's Registration Statement on Form SB-2, as amended (the "Registration Statement"), filed by the Company with the SEC on _________ ___, 2004. The Company filed the Registration Statement on behalf of certain selling stockholders (the "Selling Stockholders"). This opinion relates solely to the Selling Shareholders listed on Exhibit "A" hereto and number of Shares set forth opposite such Selling Stockholders' names. The SEC declared the Registration Statement effective on __________ ___, 2004.

     We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading "Selling Stockholders" in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.

     In rendering this opinion we have relied upon the accuracy of the foregoing statements.

     Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that __________ may remove the restrictive legends


                                 EXHIBIT III-1
contained on the Shares. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit "A" hereto.

     This opinion is furnished to you specifically in connection with the issuance of the Shares, and solely for your information and benefit. This letter may not be relied upon by you in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,



[SECURITIES LAW FIRM]










                                 EXHIBIT III-2

                                   EXHIBIT "A"
                                   -----------

                         (LIST OF SELLING STOCKHOLDERS)
                         ------------------------------


Name:                                              No. of Shares:
-----------------------------------------------    ----------------------------




















                                  EXHIBIT A-1


                                                       SCHEDULE I
                                                       ----------

                                                    SCHEDULE OF BUYERS
                                                    ------------------

                                                                          Address/Facsimile                Amount of
           Name                           Signature                        Number of Buyer               Subscription
----------------------------     ----------------------------      ------------------------------      -----------------

Cornell Capital Partners, LP     By:  Yorkville Advisors, LLC      101 Hudson Street - Suite 3700             $750,000
                                 Its:  General Partner             Jersey City, NJ  07302
                                                                   Facsimile:   (201) 985-8266

                                 By:                               With a copy to:
                                    ------------------------
                                 Name:    Mark A. Angelo           Troy J. Rillo
                                 Its:     Portfolio Manager        101 Hudson Street - Suite 3700
                                                                   Jersey City, NJ  07302
                                                                   Facsimile:        (201) 985-8266

                                  SCHEDULE 3(C)
                                  -------------

                         PROVECTUS PHARMACEUTICALS, INC.
                         -------------------------------

OUTSTANDING REGISTRATION RIGHTS AGREEMENTS, REGISTRATION STATEMENTS AND/OR REGULATORY COMMENT LETTERS

                                                    Common Stock Shares

Platinum Partners Value Arbitrage Fund                 250,000
Huberfeld Family, LLC                                   75,000
Martin Stern                                            75,000
M/S Family Foundation                                   50,000
Eliezer Rosenthal                                       50,000
Viscount Investments, Ltd.                             100,000
Strategic Growth International                         180,000
Bruce A. Cosgrove                                      100,000
George F. Matin                                        100,000
Kevin Leigh                                             24,000
JG Capital, Inc.                                        35,000
The Research Foundation of State University of
New York                                                10,000

June 25, 2004 Securities Purchase Agreement          2,666,666